SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 9, 2000


                              Lithia Motors, Inc.
            (Exact Name of Registrant as Specified in its Charter)


Oregon                              0-21789                    93-0572810
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(State or other                   (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.
of incorporation)


360 E. Jackson St., Medford, Oregon                                97501
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Address of Principal Executive Office                             Zip Code

Registrant's telephone number including area code:  541-776-6868


Former name or former address, if changed since last report):  Not applicable



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Item 5.  Other Events.

     Lithia announced today that the Board of Directors has authorized the repurchase of up to 1,000,000 shares of Class A Common of the Company. Shares may be acquired either through open market purchases, negotiated transactions or other means based upon market conditions.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

          (a)  Financial Statements of Business Acquired.

               None

          (b)  Pro Forma Financial Information.

               None

          (c)  Exhibits

               None

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LITHIA MOTORS, INC.
                                    (Registrant)


Date:  June 9, 2000                 By:  /s/ Jeffrey B. DeBoer
                                         ------------------------------------
                                         Jeffrey B. DeBoer
                                         Chief Financial Officer